Exhibit 10.02

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER. TEXAS PROPERTY CODE SECTION 11.008.

                        DEED OF TRUST, SECURITY AGREEMENT
                          AND ASSIGNMENT OF PRODUCTION

STATE OF TEXAS           SS.

COUNTY OF MONTAGUE       SS.

     This Deed of Trust, Security Agreement and Assignment of Production (this "Deed of Trust") is entered into by and between TOPAZ RESOURCES, INC., a Florida corporation being duly qualified to transact business in the State of Texas and whose address is 1012 N. Masch Branch Road, Denton, Texas 76207-____ (hereinafter referred to as "TOPAZ" or "Mortgagor"), and _________________________, of Denton County, Texas, hereinafter referred to as
"Trustee",              for             the              benefit              of
________________________________________________________________________,     an
individual   whose   address   is    ___________________________________________
(hereinafter referred to as "Mortgagee" or "Lender", whether one or more).

                                  WITNESSETH :

     In order to secure the payment, both principal and interest, of the indebtedness herein described and as herein defined, in consideration of the uses and trusts herein set forth and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration duly paid and delivered, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, TOPAZ does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, SET OVER, CONFIRM and DELIVER unto the Trustee and to his successors in trust hereby created, the following property, to-wit:

                     SEE THE ATTACHED EXHIBIT "A", WHICH IS
         INCORPORATED HEREIN BY THIS REFERENCE AS IF SET FORTH VERBATIM

(The property described in Exhibit "A" is hereinafter sometimes referred to as the "Collateral")

     TO HAVE AND TO HOLD the Collateral, together with all and singular the rights, privileges, hereditaments and appurtenances thereto in anywise belonging, unto the said Trustee and successors in trust and his or their assigns in trust forever; and TOPAZ hereby covenants and represents that it is the lawful owner and holder of the Collateral, and has good right and authority to pledge and convey the same, and that said Collateral is free and clear of all consensual liens and encumbrances (save and except a contractual operator's lien in favor of Dark Horse Operating Co., L.L.C., as reflected in a written Joint Operating Agreement between said parties, as more completely reflected and established therein) and that all leases above conveyed and/or referred to are valid and subsisting, and all rentals, royalties, payments and obligations thereunder have been duly paid and performed, and TOPAZ does hereby bind itself, its heirs, legal representatives, successors and assigns to forever warrant and defend all and singular the Collateral unto the said Trustee. His substitute Trustee and successors in trust and his or their assigns, against the lawful claims and demands of every person whomsoever lawfully claiming or to claim the same or any part thereof. Any additional right, title and interest which TOPAZ owns or may own in the lease(s) and/or well(s) and/or equipment and/or

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
production, whether presently existing or hereafter acquired, shall expressly not form the basis for nor become part of the Collateral made the subject of this Deed of Trust.

                                       I.

     This conveyance is in trust, however, to secure the indebtedness of TOPAZ, present and/or future, owing and to become owing to Lender, as follows: (a) 12% Senior Secured Note, of even date herewith, in the cumulative principal amount of _______________ U.S. DOLLARS ($_________), executed by TOPAZ, payable to the order of Lender, whether one or more, bearing interest and payable as therein provided; (b) Any extensions, renewals, modifications or supplements to such note(s); (c) Any sums which may be hereinafter advanced by Lender under the terms of the subject note; and (d) Any additional loans made by Lender to TOPAZ, direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidencing or arising. The term "indebtedness", as used herein, shall, unless otherwise indicated, mean and include said note or notes and all other indebtedness described and mentioned in subparagraphs (a) through
(e) above, inclusive.

                                       II.

     For the purpose of better securing the payment of said indebtedness, TOPAZ does covenant and agree with the Trustee and his successors in the Trust for the use and benefit of Lender that:

     (a) No right or remedy in favor of Lender granted or secured by this instrument shall be considered as exclusive, but all rights and remedies hereunder shall be cumulative of each other, and of all other rights and remedies and securities which Lender may now or hereafter have as security for or in respect of said indebtedness hereunder.

     (b) All rights of marshalling of assets or sale in inverse order of alienation in the event of foreclosure of the lien hereby created are hereby waived.

     (c) TOPAZ will proceed with reasonable diligence to correct any defect in the title to the Collateral should any defects be found to exist after the execution and delivery of this instrument that there exists upon the Collateral. Should there be any lien or encumbrance, equal to or superior in rank or time to the lien created by this instrument, or should any such hereafter arise, TOPAZ will promptly discharge and remove any such lien or encumbrance from said Collateral in due course and as allowed by law.

     (d) TOPAZ will pay to the proper department of the State of Texas all severance taxes due on the production of oil, gas or other hydrocarbons owned by it and produced from the Collateral and will furnish to Lender within fifteen
(15) days after quarterly severance tax reports are made by it to the State of Texas showing proper payment of such taxes.

     (e) TOPAZ will keep or cause to be kept all of the Collateral which is of a character insured by persons, firms or corporations similarly situated and operating like properties, properly insured against loss or damage from such hazards and risks as are usually insured against by such persons, firms or corporations similarly situated and operating like properties, in such amount as such property is usually insured with insurers of good standing and satisfactory to Lender and all policies covering said property so insured shall carry a loss payable clause in favor of Lender as its interest(s) may appear. Said policy or policies or proper certificates thereof shall be delivered to Lender in due course. Lender shall have the right to collect, and TOPAZ hereby assigns unto Lender, any and all monies that may become payable under any such policies of insurance (in the proportion such Collateral bears to the entire undivided working interest in the subject properties) by reason of damage, loss or destruction of the Collateral or any part thereof, and Lender may apply all such sums or any part thereof , at his/her/its election, toward the payment of said indebtedness, whether the same be then due or not, application to be made first to interest (if any) and then to principal, and shall deliver the balance, if any, after such application has been made, over to TOPAZ.

     (f) TOPAZ will promptly pay its share of all costs and expenses incurred under joint operating agreement(s) affecting the Collateral or any portion thereof and will furnish Lender (as and when requested) full information as to the status of any joint account maintained with others under any such operating agreement(s).

     (g) Upon request of Lender, TOPAZ will promptly correct any defect which may be discovered after the execution and delivery of this instrument, in the note or notes or other documents executed in connection herewith, in the

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execution or  acknowledgment  hereof or thereof,  or in the  description  of the
Collateral covered hereby, and will execute, acknowledge and deliver such further assurances and instruments as shall, in the opinion of Lender, be necessary and proper to convey and assign to Trustee all of the Collateral herein conveyed or assigned, or intended so to be.

     (h) TOPAZ shall pay all taxes and assessments of every kind and character charged, levied or assessed against the Collateral hereinabove described, or any part thereof, before any such taxes or assessments shall become delinquent.

     (i) TOPAZ will keep and continue all leases, estates and interests herein described and contracts and agreements relating thereto in full force and effect and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, either express or implied.

     (j) TOPAZ will keep and maintain all improvements and all personal property and equipment now or hereafter situated on the leases and interests described herein and used in connection therewith in a good state of repair and condition, reasonable wear and tear excepted, and will not tear down or remove the same or permit the same to be torn down or removed, without the prior written consent of Lender.

     (k) TOPAZ will operate or, to the extent that right of operation is vested in others, will exercise its best efforts to require the operator to operate the Collateral and all wells involved continuously and in a good workmanlike manner and in accordance with the best usage of the field and in accordance with the rules of the Railroad Commission of Texas and the government of the United States, or any agency thereof or other regulatory body having jurisdiction, and will promptly pay or cause to be paid all bills for labor and materials now or hereafter incurred in the drilling of any well thereon or in the operation of said properties, and TOPAZ further agrees that it will not permit any liens or encumbrances of any character to be created, fixed or filed against any property covered hereby.

     (l) TOPAZ will permit Lender and his/their accredited agents, representatives and employees at times relevant to go upon, examine, inspect and remain on the Collateral, and will furnish to Lender on request all pertinent information in regard to the development and operation of the Collateral.

     (m) Lender at all times shall have the right to release any part of the Collateral now or hereafter subject to the lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security he/they now have or may hereafter have securing said indebtedness, without releasing any other part of said property, proceeds or income, and without affecting the lien hereof as to the part or parts thereof so released, or the right to future proceeds and income.

     (n) TOPAZ will notify Lender or other holder or holders of the indebtedness secured hereby, in writing, promptly of the commencement of any legal proceedings affecting the Collateral or any part thereof and will take such actions as may be reasonably necessary to preserve its and Lender's rights affected thereby; and should TOPAZ fail or refuse to take any such action, Lender may at its/their election take such action in behalf and in the name of TOPAZ and at TOPAZ's expense.

     (o) Promptly upon receipt of a written request from Lender, TOPAZ will furnish and deliver, pursuant to such request, such complete and aggregate title information obtained or assembled by TOPAZ and covering title to the Collateral hereby mortgaged from sovereignty of soil (if available) to the latest practicable date. Should TOPAZ fail to furnish such title documentation upon such request, Lender may proceed to obtain such abstracts, runsheets and similar title analyses/compilations relating and pertaining to the Collateral, and any and all costs so incurred shall be added to and included in the indebtedness secured hereby and shall be payable by TOPAZ upon demand, the obligation for such payment being secured by all liens and remedies granted in this mortgage/deed of trust. Any such abstracts and title documentation shall be and constitute a part of the Collateral, as above defined.

     (p) As TOPAZ is a corporation, it will maintain its corporate/entity existence and will maintain and procure all necessary corporate franchises and permits to the end that TOPAZ shall be and continue to be a valid and subsisting entity in good standing in the state of its formation and in the State of Texas (if different) with full power and authority to own and operate all of the Collateral as contemplated herein until this mortgage shall have been fully satisfied.

     (q) TOPAZ will not enter into any new operating agreement or amendment of any existing operating agreement affecting the Collateral without the prior written consent of Lender, such consent to not be unreasonably withheld or delayed.

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                                      III.

     Now, should TOPAZ make due and punctual payment of the indebtedness secured hereby, as the same becomes due and payable, and duly observe and perform all of the covenants, conditions and agreements herein provided to be performed by it, then the within conveyance of the Collateral shall become of no further force and effect, and the lien hereof shall be released at the cost and expense of TOPAZ. But in case any one or more of the following events of default shall happen, that is to say, should:

     (a) Default be made by TOPAZ in the due and punctual payment of the indebtedness secured hereby, or any part thereof, principal and/or interest, as the same becomes due and payable, whether by acceleration or otherwise; or

     (b) Default be made by TOPAZ in the due observation and performance of any of the covenants, conditions or agreements herein provided to be performed and observed by TOPAZ; or

     (c) By a decree of a Court of competent jurisdiction, TOPAZ be adjudicated insolvent or bankrupt or by order of such Court a receiver be appointed of all or part of the Collateral, or a creditor's petition in a reorganization proceeding against TOPAZ under the Bankruptcy Act shall be approved by any such Court; or

     (d) TOPAZ's title to the Collateral, or any substantial part thereof, become the subject of actual or threatened litigation which would or might, in Lender's opinion in final determination, result in substantial impairment or loss of the security provided for herein; or

     (e) TOPAZ file a voluntary petition in bankruptcy or make an assignment for the benefit of creditors, or consent to the appointment of a receiver for all or any part of the Collateral, or to any adjudication of insolvency or bankruptcy or file a petition or answer admitting the material allegations of a creditor's petition in a bankruptcy/reorganization proceeding under the Bankruptcy Act; or

     (f) TOPAZ apply for relief under any State or Federal Act for the relief of debtors;

     Then in each and every case the whole amount of said indebtedness remaining unpaid shall, at the option of any holder or holders thereof or of any part thereof, immediately mature and become due and payable, and thereupon, or at any time thereafter while said indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee and of his successors in the trust, on the request of any holder or holders of said indebtedness or any part thereof (which request is hereby presumed) to enforce this trust; and after advertising the time, place and terms of the sale of the above described and conveyed property, then subject to the lien hereof, for at least twenty-one (21) days preceding the date of sale by posting written or printed notice thereof at the Court House door of the county where said real property is situated, which notice may be posted by the Trustee in acting, or by any person acting for him/her, and the Lender (the holder of the indebtedness secured hereby) has, at least twenty-one
(21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the indebtedness secured by this Deed of Trust according to the records of the Lender, by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such debtor at such debtor's most recent address as shown by the records of Lender, in a post office or official depository under the care and custody of the United States postal service, the Trustee shall sell the above described property, then subject to the lien hereunder, at public auction in accordance with such notice at the Court House door of said county where such real property is located (provided where said real property is located in more than one county. The notice to be posted as herein provided shall be posted at the Court House door of each such counties where said real property is situated, and said above described and conveyed property may be sold at the Court House door of any one of such counties, and the notices so posted shall designate the county where the property will be sold), on the first Tuesday in any month between the hours of 10:00 a.m. and 4:00 p.m., to the highest bidder for cash, selling all of the property as an entirety or in such parcels as the Trustee acting may elect and make due conveyance to the purchaser or purchasers, with general warranty binding Grantors, their heirs, successors and assigns.

     The purchaser at any such sale shall not, nor shall his or its heirs, legal representatives, successors or assigns, be deemed to have, by reason of the acquisition of property or rights mortgaged hereunder, assumed any liability or obligation of any Lessee or Operator of the Collateral, or any part thereof, arising by reason of any occurrence taking place prior to such sale.

     No single sale or series of sales by the Trustee or any substitute Trustee hereunder shall exhaust the power of sale hereunder, but such power shall exist for so long as and may be exercised in the manner hereinabove provided as often as circumstances require to give Lender full relief hereunder.

                                  Page 4 of 11
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     Lender  shall have equal  rights to become the  purchaser  at any such sale made hereunder, being the highest bidder.

     The Trustee acting shall pay, distribute and apply the proceeds of any such sale as follows: FIRST, in payment of all the expenses of advertising, sale and conveyance, including a commission of five percent (5.0%) to himself/herself; SECOND, in payment to Lender of the unpaid principal and any interest on advances made first to interest and then to principal; THIRD, in payment of the principal and interest due and unpaid on the note or notes secured hereby, as well as other indebtedness from TOPAZ to Lender, application to be made by Trustee in such manner as Lender may elect; FOURTH, pay the balance, if any, of the proceeds of any such sale over to TOPAZ, its heirs, successors, legal representatives and/or assigns, and all other persons claiming under any of them. It is expressly agreed that the recitals in the conveyance to said purchaser shall be full evidence of the truth of matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed.

     In case of absence, death, inability, refusal or failure of the Trustee herein named to act, or in case he/she should resign (and he/she is authorized to resign), a substitute Trustee may be named, constituted and appointed by Lender or other holder of said indebtedness, without other formality than an appointment and designation in writing; and this conveyance shall vest in such substitute Trustee so appointed and designated the estate in and title to all of said Collateral, and such substitute Trustee so appointed and designated shall thereupon hold, possess and exercise all the rights, title, duties and powers herein conferred on said Trustee named, and his/her conveyance to the purchaser at any such sale shall be equally valid and effective as if made by such named Trustee; and such right to appoint a substitute Trustee shall exist and may be exercised as often and whenever from any of said causes, any Trustee, original or substitute, cannot or will not act.

                                       IV.

     If TOPAZ should fail to comply with any of the covenants or obligations of TOPAZ hereunder, then Lender or said Trustee may perform the same for the account and at the expense of TOPAZ but shall not be obligated so to do, and any and all expenses incurred or paid in so doing shall be payable by TOPAZ to Lender, with interest at the rate of twelve percent (12.0%) per annum from the date when same was so incurred or paid, and the amount thereof shall be payable on demand, and shall be secured by and under this Deed of Trust, and the amount and nature of such expense and the time when paid shall be fully established by the affidavit of Lender or any officer or agent thereof, or by the affidavit of any Trustee acting hereunder; provided, however, that the exercise of the privileges granted by this paragraph shall in nowise be considered or constitute a waiver of the right of Lender upon the happening of an event of default hereunder to declare the indebtedness secured by this Deed of Trust to be at once due and payable but is cumulative of such right and all other rights herein given.

     In case any one or more of the events of default shall happen, then in each and every such case the Trustee or his/her successors in trust or Lender or any holder of said indebtedness or any part thereof, whether or not said indebtedness shall have been declared due and payable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated to do so, namely: Such Trustee, Lender or holder of said indebtedness may enter into and upon and take possession of all or any part of the Collateral and each and every part thereof and may exclude TOPAZ, its agents and servants wholly therefrom and have, hold, use, operate, manage and control the Collateral and each and every part thereof and produce the oil, gas and other hydrocarbons/minerals therefrom and market the same, all at the sole risk of TOPAZ and at the expense of the Collateral, applying the net proceeds so derived, first, to the cost of maintenance and operation of the said property; and, second, to the payment of all indebtedness secured hereby, principal and interest, application to be made first to interest, then to principal, and the balance thereof, if any, shall be paid to TOPAZ. Upon such payment of all such costs and indebtedness, the Collateral shall be returned to TOPAZ in its then-existing condition and such Trustee, Lender or holder of said indebtedness shall not be liable to TOPAZ for any damage or injury to the Collateral except such as may be caused through his, its or their fraud or willful misconduct.

                                       V.

     As additional security for the payment of all indebtedness secured hereby, and in addition to the conveyance to the Trustee herein made, TOPAZ does hereby Transfer, Assign and Convey unto Lender, its successors and assigns, all of the

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oil, gas and other hydrocarbons produced, saved and sold from the Collateral and attributable thereto (being to the specific working interest and net revenue comprising the Collateral) subsequent to 7:00 a.m. on January 1, 2011, together with the proceeds of any sale thereof; and TOPAZ hereby directs any purchaser now or hereafter taking the production from said premises to pay, upon the written request of Lender, such proceeds derived from the sale thereof and to continue to make such payments until notified by Lender to discontinue the same; and the purchaser(s) of the production from the Collateral shall not be required to see the application of the proceeds thereof by Lender, and payment made to Lender shall be binding and conclusive as between such purchaser(s) and TOPAZ.

     Should any purchaser taking the production from the Collateral fail to make payment promptly to Lender, in accordance with this assignment and in the event of a request by Lender for a direct payment of the same, then Lender shall have the right to demand a change of connection (in the absence of contractual limitations thereon) and to designate another purchaser with whom a new connection may be made, without any liability on the part of Lender in making such selection, so long as ordinary care is used in the making thereof; and failure of TOPAZ to consent to and promptly effect such change of connection shall constitute an event of default hereunder, and the whole Collateral shall become subject to foreclosure proceedings hereunder.

     TOPAZ authorizes and empowers Lender to receive, hold and collect all sums of money paid to Lender in accordance with this assignment and to apply the same as is hereinafter provided, all without any liability or responsibility on the part of Lender, save as to good faith in so receiving and applying said sums. All payments provided for in this assignment shall be paid promptly to Lender, and any provision contained in any note or notes evidencing said indebtedness or any part thereof to the contrary notwithstanding, Lender may apply the same or so much thereof as it elects to the payment of the indebtedness secured hereby, application to be made in such manner as it may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the note or notes evidencing said indebtedness. After such application has been made by Lender, the balance of any such payment or payments remaining shall be paid to TOPAZ. It is understood and agreed that should said payments provided for by this assignment be less than the sum or sums then due on said indebtedness, such sum or sums then due shall nevertheless be paid by TOPAZ in accordance with the provisions of the note or notes or other instrument or instruments evidencing said indebtedness, and neither this assignment nor any provision herein contained shall in any manner be construed to affect the terms and provisions of said note or notes or other instrument or instruments. Likewise, neither this assignment nor any provision herein contained shall in any manner be construed to affect the lien, rights and remedies herein granted securing said indebtedness, nor TOPAZ's liability therefore. The rights under this assignment are cumulative of the other rights, remedies and powers granted under this Deed of Trust and are cumulative of any other security which Lender now holds or may hereafter hold to secure the payment of said indebtedness.

     All indebtedness secured by this Deed of Trust having been duly paid and discharged, then the remainder of said proceeds, if any, held by said Lender shall be paid over to TOPAZ upon demand, and a release and quitclaim of the interest hereby assigned will be made to TOPAZ upon its request and at its expense.

                                       VI.

     If while this Deed of Trust is in effect the title of TOPAZ, its heirs, legal representatives, successors or assigns, to the Collateral, or any part thereof, or the priority of the lien of this Deed of Trust or of the assignment of the production and the proceeds thereof, or the rights of Lender to receive such proceeds thereunder, be questioned or attacked, directly or indirectly, by suit or other judicial proceedings , or in any manner, or if a controversy of any nature arises relative to such title or the priority of such lien, or if after this Deed of Trust is released, any person shall make a claim or demand against Lender, on account of any monies paid to it under the assignment of proceeds herein contained, or on account of any action or omission of Lender hereunder, then, and in any such events, TOPAZ agrees to protect and save harmless Lender from any and all costs, loss, damage or claims by reason of such attack, controversy, suit, claim or demand, and Lender is hereby authorized and instructed at the cost and expense of TOPAZ to take such steps as in Lender's judgment may be necessary or proper to defend against such claim, demand,

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controversy,  suit or attack,  including the employment of counsel,  prosecution and defense of litigation, and the compromise or discharge of all sums paid in compromise or discharge of such charges or claims, or attorney's fees, costs or court and all other expenses of every kind and nature, if incurred while this Deed of Trust remains in effect, shall become an additional part of the debt secured hereby, bearing interest at the rate of ______ percent __.0%) per annum, be payable on demand, and be secured by the lien of this Deed of Trust upon the Collateral; and whether before or after this Deed of Trust is released, TOPAZ agrees to pay to Lender on demand all such sums and expenses, with interest thereon, so paid and suffered by Lender and that the same shall be secured by subrogation to all the rights, liens, equities, superior title and benefits held, owned, possessed and received at any time by any owner or holder of any claim, lien, assessment, charge or expense so paid. The rights of Lender under this paragraph may be availed of by Lender and exercised at any time regardless of whether the indebtedness secured hereby be then due or not; and it is distinctly understood that the release of this Deed of Trust shall not relieve TOPAZ of its liability to save Lender harmless from any damage suffered by Lender on account of any claim or demand made against it after release of this Deed of Trust.

     If any of the terms or provisions hereof or of any note or notes or other evidence of indebtedness secured hereby is susceptible of being construed as binding or obligating TOPAZ or any other person or concern obligated, either primarily or conditionally, for the payment of any indebtedness secured hereby, under any circumstances or contingencies whatsoever, to pay interest in excess of that authorized by law, it is agreed that such terms or provisions are a mistake in calculation or wording and, notwithstanding the same, it is expressly agreed that neither TOPAZ nor any other person or concern obligated in any manner on any such indebtedness shall be required or obligated, under the terms hereof, under the terms of any such note or other evidence of indebtedness or otherwise, to pay interest in excess of that authorized by law.

     The term(s) "TOPAZ" and "Mortgagor" herein used shall mean and include (if applicable) either individuals or entities executing this instrument, and the number and gender of pronouns used in referring to TOPAZ shall be construed to mean and correspond with the number and gender of the individuals and/or entities executing this instrument as TOPAZ/Mortgagor, and, further, the term "TOPAZ" and "Mortgagor" herein shall mean and include both all of the parties executing this instrument as TOPAZ/Mortgagor as well as any single one or more of them (if applicable). The term "Mortgagee" or "Lender" herein used shall include any legal owner, holder, assignee or pledge of any indebtedness secured hereby, and in this connection it is understood that the indebtedness secured hereby may be assigned in whole or in part. The terms used to designate the parties shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     This instrument is simultaneously executed in a number of identical counterparts, each of which for all purposes shall be deemed an original and shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, deed of trust, assignment or contract, or as one or more thereof.

                                      VII.

     (a) SECURITY INTEREST. This Deed of Trust shall be construed as a deed of trust on real property and it shall also constitute and serve (a) as a security agreement on personal property within the meaning of, and shall constitute a first and prior security interest under, the UCC with respect to that portion of the Collateral within the scope of the UCC (collectively, the "UCC PROPERTY") and (b) as an assignment of rents and leases of the Collateral (if not already). To this end, TOPAZ has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, AND SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER AND SET OVER, unto Trustee and unto Lender a first and prior security interest and all of TOPAZ's right, title and interest in, to and under the personalty, fixtures, equipment and the other UCC Property; to secure the full and timely payment of the indebtedness and the full and timely performance and discharge of the indebtedness and related obligations.

     (b) FINANCING STATEMENTS. TOPAZ hereby irrevocably authorizes Lender at any time and from time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Collateral, without the signature of TOPAZ where permitted by law. TOPAZ agrees to furnish Lender, promptly upon request, with any information required by Lender to complete such financing or continuation statements. If Lender has filed any initial financing statements or amendments in any UCC jurisdiction prior to the date hereof, Lender ratifies and confirms its authorization of all such filings. TOPAZ acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender, and agrees that it will not do so without Lender's prior written consent, subject to TOPAZ's rights under Section 9-509(d)(2) of the UCC. TOPAZ shall execute and deliver to Lender, in form and substance satisfactory to Lender, such additional financing statements and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect and preserve Lender's security interest hereunder and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

     1. UNIFORM COMMERCIAL CODE REMEDIES. Lender and/or Trustee shall have all the rights, remedies and recourses with respect to the UCC Property afforded to it by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the instrument(s) manifesting the indebtedness secured hereby.
     2. NO OBLIGATION OF TRUSTEE OR LENDER. The assignment and security interest herein granted shall not be deemed or construed to constitute Trustee or Lender as a trustee in possession of the Collateral, to obligate Trustee or Lender to lease the Collateral or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the lease/Collateral or otherwise.
     3. FIXTURE FILING. A part of the Collateral is or is to become or may become fixtures pursuant to applicable law. In this regard, to the extent that the Collateral includes items of personal property which are or are to become fixtures under applicable law (if any), and to the extent permitted under applicable law, the filing hereof in the real estate records of the county in which such Collateral is located shall also operate from the time of filing as a "fixture filing" for all purposes under the UCC with respect to such Collateral, and the following information is applicable for the purpose of such fixture filing, to wit:

NAME AND ADDRESS OF THE DEBTOR:           NAME AND ADDRESS OF THE SECURED PARTY:
-------------------------------           --------------------------------------
The Grantor having the address            The   Lender    having   the   address
described in the Preamble hereof.         described in the Preamble hereof, from
                                          which address  information  concerning
The Grantor is a corporation              the security interest may be obtained.
organized under the laws of the State
of Florida, being duly qualified to
transact business in the State of Texas.

THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR ITEMS OF PROPERTY:
-------------------------------------------------------------------------
The Collateral. This instrument covers goods or items of personal property which are or are to become fixtures upon the real property included in the Collateral.

The name of the record owner of the real property on which such fixtures are or are to be located is: Topaz Resources, Inc.

     4. REMEDIES. If an Event of Default remains uncured, Lender may elect, in addition to exercising any and all other rights, remedies and recourses set forth elsewhere in this Deed of Trust, to collect and receive all of the revenues attributable to said Collateral and to proceed in the manner set forth in Section 9.604 of the UCC in effect relating to the procedure to be followed when a security agreement covers both real and personal property. Except as otherwise set forth in this Article VII(b)(4), at any foreclosure and sale as described hereinabove, it shall be deemed that the Trustee proceeded under such
          Section 9.604 and that such sale passed title to all of the Collateral and other property described herein to the purchaser thereat, including without limitation, the UCC Property. Lender, acting by and through the Trustee or any other representative, may elect either prior to or at such sale not to proceed under such Section 9.604 by notifying TOPAZ of the manner in which Lender intends to proceed with regard to the UCC Property.

     5. LOCATION OF CHIEF EXECUTIVE OFFICE. TOPAZ hereby warrants and represents to Lender that Grantor's chief executive office is located at the address set forth in the opening recital of this Deed of Trust, that it is organized under the laws of the State of Florida and that it is duly qualified to conduct business in the State of Texas. TOPAZ shall notify Lender immediately if TOPAZ changes the location of its chief executive office or its state of organization.

                                      VIII.

     This Deed of Trust is expressly subject to (and executed as part and parcel to) that certain written and unrecorded Stock Grant Agreement (the "Agreement"), of even date herewith, between Lender and TOPAZ. Should any conflicts exist between the express terms of this Deed of Trust and said Agreement, the terms of the Agreement shall be deemed controlling.

                                       IX.

     (A) NEW WELL DEVELOPMENT AND RELEASE OF COLLATERAL. Lender and TOPAZ acknowledge and agree that at the time of and subsequent to the execution of this Deed of Trust, TOPAZ, in conjunction with third party working interest participants, intend to commence with drilling and completion operations on additional oil and/or gas wells on the leasehold comprising the Collateral. For references purposes hereunder, such well(s), wellbore(s) and associated leasehold unit(s) (and any installed and associated equipment thereon) shall be referred to as the "New Well", whether one or more. Lender and TOPAZ expressly agree that in the event such additional leasehold development is undertaken on New Wells, the parties hereby agree and acknowledge as follows: (1) This Deed of Trust shall be deemed released, absolved and abandoned as to such portions of the Collateral leasehold/working interest that is conveyed or assigned of record by TOPAZ to third party working interest participants in such New Well development as to the defined well units associated therewith (projected to be not less than five (5) acres per New Well), such release to be automatically effective without the recordation of a specific written release instrument executed by Lender; (2) The Collateral shall be deemed proportionately reduced as to the conveyed interests in the New Wells to such third parties; and (3) The Collateral shall nonetheless continue to include and incorporate TOPAZ's ultimate working interest (as retained) and its ultimate ownership percentage in such New Wells (presently projected to be at least a __.0% undivided working interest but without guarantee), as reflected in the post-drilling record title to said Collateral. Lender hereby agrees to execute, upon TOPAZ's reasonable request, such additional documentation and releases which would be reflective of the foregoing release arrangement for New Well development by TOPAZ, whether lawfully required or otherwise.

     EXECUTED by the parties as of the respective acknowledgment dates indicated below, to be effective as of the ___ day of _________, 2010.

          (signatures and acknowledgments follow on subsequent page(s))

MORTGAGOR:                                   LENDER:

TOPAZ RESOURCES, INC.,                       ___________________________________

A Florida corporation

By: /s/ Edward J. Munden
    -------------------------------------
    Edward J. Munden, its Chief Executive
    Officer and President

                                 ACKNOWLEDGMENTS

STATE OF _______________               *

COUNTY OF ______________               *

     This instrument was acknowledged before me on this ________ day of December, 2010, by Edward J. Munden, Chief Executive Officer and President of Topaz Resources, Inc., a Florida corporation, on behalf of said corporation.


                                    --------------------------------------------
                                    Notary Public, State of ____________________

                                    --------------------------------------------
                                    Notary's printed name
                                    My Comm'n expires: _________________________

STATE OF _______________               *

COUNTY OF ______________               *

     This instrument was acknowledged before me on this ________ day of December, 2010, by
                   --------------------------------------------.


                                    --------------------------------------------
                                    Notary Public, State of ____________________

                                    --------------------------------------------
                                    Notary's printed name
                                    My Comm'n expires: _________________________

WHEN RECORDED, RETURN TO:

TOPAZ RESOURCES, INC.
1012 N. Masch Branch Road
Denton, TX 76207-_____

                                    EXHIBIT A
                                   (two pages)

        Attached to and made a part of Deed of Trust, Security Agreement and Assignment of Production,
         dated as of ____________ ___, 2010, from TOPAZ RESOURCES, INC., as Mortgagor, to ___________________, Trustee

                                   COLLATERAL

     A. Working Interest. All of Topaz Resources, Inc.'s undivided working interest*, being an undivided ____________ percent (___%), in and to the following:

(1) The following described oil, gas, and mineral lease(s) (collectively, the "Leases", whether one or more):

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